[497(e)]
                                                                     [002-95074]



                              RSI RETIREMENT TRUST

                       Supplement dated September 30, 2004
                      to Prospectus dated February 1, 2004

         On September 23, 2004, the Board of Trustees of RSI Retirement Trust ("the Trust") approved the replacement of PricewaterhouseCoopers LLP ("PWC") as independent auditors of the Trust. The Trust has engaged Anchin Block & Anchin LLP, 1375 Broadway, New York, NY 10018 to audit the financial statements of the Trust for its 2004 fiscal year. There were no disagreements between the Trust and PWC. This information replaces the Auditor information on page 19 of the Prospectus.